REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of December 14, 2005 (the “Agreement”), between Strategy International Insurance Group, Inc., a Texas corporation (the “Company”), and Grupo Lakas S.A., a Panamanian corporation (the “Shareholder”).

RECITALS

A. The Shareholder has been issued warrants (the “Warrants”) having a term of two (2) years, to purchase from the Company of up to 6,944,009 shares of the common stock of the Company, par value $0.001 per share (the “Common Stock”).

B. The Company has agreed to grant to the Shareholder certain registration rights with respect to the Common Stock issuable upon the exercise of the Warrants, as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

1	DEFINITIONS

As used in this Agreement, the following terms shall have the respective meanings set forth below:

1.1 “Affiliate” shall have the meaning set forth in Rule 405 under the Securities Act.

1.2 “Common Stock” shall have the meaning specified in the Recitals.

1.3 “Company” shall have the meaning specified in the Preamble.

1.4 “Company Shares” shall have the meaning specified in Section 2.1(c).

1.5 “Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended, or any successor law, and regulations and rules issued pursuant to such act or successor law.

1.6 “Holder” shall mean a holder of Registrable Securities.

1.7 “Maximum Number” shall have the meaning specified in Section 2.1(c).

1.8 “Registrable Securities” shall mean all securities beneficially owned by the Shareholder or its permitted assignees under Section 6.4, provided, however, that securities shall cease to be Registrable Securities (a) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities have been deposed of pursuant to such registration statement, or (b) when such securities shall have been sold under Rule 144 (or any successor provision) under the Securities Act under circumstances in which any legend borne by such securities shall have ceased to be outstanding.

1.9 “Registration Expenses” shall have the meaning specified in Section 3.2.

1.10 “Securities Act” shall mean the Securities Act of 1933, as amended, or any successor law, and regulations and rules issued pursuant to such act or successor law.

1.11 “SEC” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

1.12 “Shareholder” shall have the meaning specified in the Preamble.

1.13 “Shelf Registration” shall have the meaning specified in Section 2.1(a).

1.14 “Warrant Shares” shall mean shares of Common Stock issuable upon exercise of the Warrants.

2	REGISTRATION RIGHTS

2.1 Demand Registration.

(a) At any time following the one year anniversary of the issuance to the Shareholder of Warrant Shares, the Holder of the Registrable Securities shall be entitled to demand that the Company effect the registration under the Securities Act of the applicable Registrable Securities. Such demand registration rights may be exercised with respect to Registrable Securities representing not less than 3,000,000 of the Warrant Shares by giving written notice to the Company. Such written notice shall specify the amount of Registrable Securities to be registered and the intended method of disposition, which may include, without limitation, an underwritten offering or a continuous or delayed offering pursuant to Rule 415 under the Securities Act (a “Shelf Registration”). The Company shall use its reasonable commercial efforts as promptly as practicable to effect the registration under the Securities Act of the number of Registrable Securities specified in any such notice in order to permit the sale of such Registrable Securities by the exercising Holders pursuant to the intended method of distribution specified in such notice.

(b) The Company’s obligations pursuant to Section 2.1(a) hereof, and the right of the Holder to demand the Company file a registration statement pursuant to Section 2.1(a) hereof are subject to the following limitations and conditions:

(i) The Company shall not be required to effect more than one registration in any six month period.

(c) In connection with any demand registration pursuant to this Section 2.1, the Company shall be entitled to register and sell to the public shares of Common Stock to be issued and sold by the Company for its own account (“Company Shares”), provided that if the intended method of distribution is an underwritten offering, such Company Shares shall not cause the number of shares in the proposed offering to exceed the number of shares (the “Maximum Number”) which the managing underwriter advises can be sold in the offering without adversely affecting such offering (including price, timing and distribution).

2.2 “Piggyback” Registration.

(a) If at any time the Company proposes to register any shares of Common Stock under the Securities Act by registration on Form SB-2, S-3 or any successor or similar general registration form (except registrations on such forms solely for registration of securities offered or sold in connection with an employee benefit plan, stock option plan or dividend reinvestment plan, or a merger, recapitalization, combination or consolidation) for purposes of a sale by the Company for its own account (a “primary offering”), or upon the request or for the account of any holder of its Common Stock, other than in connection with that certain registration of securities in connection with investments made in Strategy Real Estate Investments, Inc. or a demand registration pursuant to Section 2.1 (a “secondary offering”), or for purposes of a combined primary offering and secondary offering, then each such time the Company shall give prompt written notice to the Shareholder of its intention to do so. Such notice shall specify, at a minimum, the number of shares proposed to be registered, the proposed date of filing of such registration statement, any proposed method of distribution of such shares, any proposed managing underwriter or underwriters of such shares and a good faith estimate by the Company of the proposed maximum offering price thereof (if a primary offering). Upon the written request of any Holder, given within twenty (20) days after the receipt by the Shareholder of any such written notice, the Company will use its reasonable commercial efforts to include in such registration statement the number of Registrable Securities specified by the Shareholder in such request for sale pursuant to the intended method of distribution specified in such request; provided, however, that, with respect to any underwritten offering, if the managing underwriter advises the Company and any selling Holder in writing that, in its opinion, the aggregate number of shares proposed to be included in the proposed offering exceeds the Maximum Number, then there shall be included in such offering only such number of Registrable Securities as will not result in an aggregate number of shares to be included in such offering which exceeds the Maximum Number.

(b) The Holders may exercise their piggyback registration rights at any time and from time to time, without limitation on the number of requests. No piggyback registration effected pursuant to this Section 2.2 shall relieve the Company of its obligations to effect demand registrations under Section 2.1.

(c) Any Holder shall have the right to withdraw from any registration under this Section 2.2 by giving written notice to the Company and any other selling shareholder at least ten (10) business days prior to the anticipated effective date of the registration statement.

(d) If, at any time after giving written notice pursuant to this Section 2.2 of its intention to register any shares and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the registration process or to delay registration of such shares, the Company shall give written notice of such determination to the Holders. In the case of a determination by the Company not to proceed with the registration process, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith).

3	REGISTRATION PROCEDURES AND EXPENSES

3.1 Registration Procedures. If the Company is required by the provisions of Section 2.1 or 2.2 to use its reasonable commercial efforts to register any Registrable Securities under the Securities Act, the Company shall, as promptly as practicable:

(a) Prepare and file with the SEC a registration statement on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, with respect to such Registrable Securities and use its best commercial efforts to cause such registration statement to become and remain effective.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement current and to comply with the provisions of the Securities Act, and any regulations promulgated thereunder, with respect to the sale or disposition of such Registrable Securities, but in no event shall the Company be required to do so for a period of more than nine (9) months following the effective date of the registration statement.

(c) Furnish to the Holders participating in the offering copies (in reasonable quantities) of summary, preliminary, final, amended or supplemented prospectuses, in conformity with the requirements of the Securities Act and any regulations promulgated thereunder, and other documents as reasonably may be required in order to facilitate the disposition of such Registrable Securities, but only while the Company is required under the provisions hereof to keep the registration statement current.

(d) Use its reasonable commercial efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as the Holder or the managing underwriter, if any, shall reasonably request, and do any and all other acts and things which may be reasonably necessary to enable each participating Holder or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions; provided, however, that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified, to execute or file any general consent to service of process under the laws of any jurisdiction, to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the securities covered by the registration statement, or to subject itself to taxation in any jurisdiction where it has not theretofore done so.

(e) Notify each Holder selling Registrable Securities, at any time when a prospectus relating to any such Registrable Securities covered by such registration statement is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare and furnish to each such Holder selling Registrable Securities and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(f) Provide a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement.

(g) If the method of disposition is an underwritten offering, obtain an opinion from the Company’s counsel and “cold comfort” letters from the Company’s independent public accountants (including one letter when such registration statement is declared effective and one at the closing of the offering made thereunder) in customary form and covering such matters of the type customarily covered by such opinions and “cold comfort” letters.

3.2 Information Concerning the Holders. If requested by the Company, the seller of Registrable Securities as to which any registration is being effected shall furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing for inclusion in the registration statement in accordance with the rules and regulations of the SEC or in connection with any registration, qualification, compliance or filing for an exemption under state securities laws.

3.3 Registration Expenses.

(a) The Company shall pay the Registration Expenses with respect to the demand registrations under Section 2.1.

(b) If registration of Registrable Securities of a Holder is effected pursuant to Section 2.2, the Holders whose Registrable Securities are included in the registration statement will pay the incremental Registration Expenses incurred by the Company in connection with such registration of its Registrable Securities.

(c) “Registration Expenses” shall mean all out-of-pocket expenses incident to the Company’s performance of or compliance with its obligation to register Registrable Securities pursuant to Section 2.1 or 2.2 including, without limitation, (i) all SEC and any NASD registration and filing fees and expenses, (ii) any fees and expenses in connection with the qualification of the shares for offering and sale under the State securities and blue sky laws, including reasonable fees and disbursements of counsel for the underwriters or the placement or sales agent, if any, in connection with such qualifications, (iii) all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Registrable Securities and all other documents relating hereto, (iv) messenger and delivery expenses, (v) fees and expenses of any escrow agent or custodian, (vi) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or “cold comfort” letters required by or incident to such performance and compliance), (vii) the cost of any special or other non-ordinary course of business audit incident to or required by any registration, (viii) any fees and expenses of the Company’s registrar and transfer agent; (ix) any listing fees and (x) if required by the underwriters or the placement or sales agent, reasonable and customary reimbursement of disbursements of the underwriters or the placement or sales agent, including the reasonable fees and disbursements of counsel to the underwriters or the placement or sales agent. Notwithstanding the foregoing, the Holders whose Registrable Securities are included in the registration statement shall pay a pro rata share (based on the number of Registrable Securities being sold by the Holders) of all underwriting discounts and commissions and all agency fees and commissions attributable to the sale of the Registrable Securities and all fees and disbursements of any counsel or other advisors or experts retained by the Holders shall not constitute Registration Expenses. The Company shall bear all its own internal expenses, including, without limitation, all salaries and expenses of the Company’s officers and employees performing legal and accounting duties.

3.4 Lock-Up Undertaking. In order to facilitate any underwritten offering pursuant to the exercise of a demand registration right under Section 2.1, if required by the managing underwriter, Shareholder agrees that it will execute and cause any other Holders to execute an agreement with the underwriters restricting the sale of any Registrable Securities held by each Holder that are not sold pursuant to such offering for such period following the date of commencement of such offering as may be requested by the underwriters.

3.5 Indemnification.

(a) Indemnification by the Company. Upon the registration of any Registrable Securities pursuant to Section 2.1 or 2.2 and in consideration of the agreements of the Shareholder contained herein and as an inducement to the Shareholder to enter into this Agreement the Company shall, and hereby agrees to, indemnify and hold harmless each Holder, and each person who participates as an underwriter or a placement or sales agent in any offering or sale of such Registrable Securities, against any losses, claims, damages or liabilities, joint or several, to which any such Holder, underwriter or agent may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Holder, underwriter or agent, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall, and hereby agrees to, reimburse any such Holder, underwriter and agent for any out-of-pocket legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein; and provided further, that the Company shall not be liable to any Holder, underwriter or placement or sales agent under the indemnity agreement in this subsection (a) with respect to any preliminary prospectus to the extent that any such loss, claim, damage or liability of such underwriter or agent results from the fact that such underwriter or agent sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the related final prospectus if the Company has previously furnished such final prospectus to such underwriter or agent and such prospectus corrects the statement or omission, or alleged statement or omission, out of which such loss, claim, damage or liability arises.

(b) Indemnification by the Holders and Agents. The Shareholder, jointly and severally with any Holders requesting the inclusion of Registrable Securities in any registration statement, and from each underwriter named in any such underwriting agreement, severally and not jointly as between such underwriters and the Holders, hereby covenants and agrees to (i) indemnify and hold harmless the Company, and all other shareholders, if any, selling under the same registration statement, against any losses, claims, damages or liabilities to which the Company or such other shareholders may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary final or summary prospectus contained therein or furnished by the Company to the Holders, underwriter or agent, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Holders or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

(c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection 3.5(a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 3.5, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 3.5(a) or 3.5(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who may be counsel to the indemnifying party unless representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. So long as an indemnifying party is complying with its obligations under this Section 3.5, such indemnifying party shall not be liable for settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld.

(d) Contribution. Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 3.5(a) or Section 3.5(b) hereof are unavailable to or insufficient to hold harmless as indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.5(d) were determined by pro rata allocation (even if the Holders or any underwriters or agents or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 3.5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations in this Section 3.5(d) to contribute shall be joint and several and, as between the Holders and any underwriters, their obligations in this Section 3.5(d) to contribute shall be several in proportion to the number or amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

(e) The obligations of the Company under this Section 3.5 shall be in addition to any liability which the Company may otherwise have and shall extend upon the same terms and conditions, to each officer, director and partner of any Holder, underwriter or agent and each person, if any, who controls any Holder, underwriter or agent within the meaning of the Securities Act; and the obligations of the Holders and any underwriters contemplated by this Section 3.5 shall be in addition to any liability which the Holders or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

(f) The indemnification of underwriters provided for in this Section 3.5 shall be on such other terms and conditions as are at the time customary for a public offering in the United States, and reasonably required by such underwriters, in which event the indemnification of the Holders selling Registrable Securities in such public offering shall at their request be modified to conform to such terms and conditions.

3.6 Exchange Act Filings; Rule 144; Rule 144A.

(a) The Company covenants to and with the Shareholder that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the SEC under the Securities Act) and the rules and regulations adopted by the SEC thereunder, to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Shareholder, the Company shall deliver to such Shareholder a written statement as to whether it has complied with such requirements.

(b) If at any time the Company is not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, the Company agrees, upon the request of any Holder seeking to transfer securities in conformity with Rule 144A under the Securities Act to furnish to such Holder or prospective purchasers of the securities from such Holder the information required by Rule 144A(d)(4)(i) under the Securities Act in the manner and at the times contemplated by such Rule.

4	EFFECTIVE DATE AND TERMINATION

4.1 This Agreement is effective on and as of the date first set forth above.

4.2 The registration rights granted hereunder of any Holder shall terminate if (a) such Holder (together with its Affiliates) holds less than one (1%) percent of the outstanding Common Stock and (b) all Registrable Securities held by and issuable to such Holder (and its Affiliates, partners and former partners, if any) may be sold under Rule 144 during any ninety (90) day period or under Rule 144(k).

5	MISCELLANEOUS

5.1 Notices. Each notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent to the relevant party at its address or facsimile number set forth below (or such other address or facsimile number as the addressee has by five (5) days’ prior written notice specified to the other parties). Any notice, demand or other communication so addressed to the relevant party shall be deemed to have been delivered (x) if given or made by letter, when actually delivered to the relevant address; or (y) if given or made by facsimile, when dispatched with confirmed report of transmission.

(a) if to the Company to: Strategy International Insurance Group, Inc., [200 Yorkland Blvd., Suite 710, Toronto, Ontario, Canada M2J 5C1], Attn: Sean Maniaci, Esq., facsimile number: 416-391-4985, with a copy to Baker & McKenzie LLP, 1114 Avenue of the Americas, New York, New York, Attn: Martin Eric Weisberg, Esq., facsimile number: (212) 310-3786.

(b) if to the Holder, to Grupo Lakas S.A., Av. De la Hortensa/497, Piso 5 San Borja, Lina, Peru, Attn: M. Otto Demetrio Lakas R.; with a copy to [ ]

5.2 No Waivers. No failure or delay by any party in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. Without limiting the foregoing, no waiver by any party of any breach of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

5.3 Modifications and Amendments. At any time prior to the termination of this Agreement, the parties hereto may, by written agreement, modify or amend the provisions of this Agreement or extend the time for the performance of any of the obligations or other acts of the other parties hereto.

5.4 Assignment. The Shareholder shall not be entitled to assign its rights under this Agreement, except to any Affiliate to whom such Shareholder transfers Registrable Securities, so long as such transferee enters into an agreement to be bound by the terms of this Agreement. The Shareholder’s obligations hereunder may not be assigned and no assignment of rights pursuant to this Agreement will limit or affect the assignor’s obligations hereunder.

5.5 Entire Agreement. This Agreement and any agreements, documents and instruments to be executed and delivered pursuant hereto are intended to embody the final, complete and exclusive agreement among the parties with respect to the subject matter of this Agreement, and are intended to supersede all prior agreements, understandings and representations written or oral, with respect thereto. No variations of this Agreement shall be effective unless made in writing.

5.6 Further Assurances. From time to time, the parties hereto shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as may be reasonably necessary or desirable to give effect to the provisions of this Agreement.

5.7 Severability. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction., the legality, validity and enforceability of such provision under the law of any other jurisdiction, and of the remaining provisions of this Agreement, shall not be affected or impaired thereby.

5.8 Governing Law and Jurisdiction.

(a) This Agreement shall be governed by and construed in accordance with the laws of New York without regard to principles of conflicts of law which would result in the application of the laws of another jurisdiction.

(b) Each party hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any of the New York state or federal courts, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in such courts has been brought in an inconvenient forum. Each party further agrees that final judgment against it in any such action or proceeding shall be final and conclusive and may be enforced in any other jurisdiction by suit on the judgment, a verified, certified, exemplified or otherwise duly authenticated copy of which shall be conclusive evidence of the fact and the amount of its indebtedness.

5.9 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

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IN WITNESS WHEREOF this Agreement has been executed on the day and year first above written.

STRATEGY INTERNATIONAL INSURANCE GROUP, INC.

By: /s/ Louis Lettieri
Name: Louis Lettieri
Title: Chief Financial Officer

GRUPO LAKAS S.A.

By: /s/ Otto Demetrio Lakas R.
Name: Otto Demetrio Lakas R.
Title: President